SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): March 13, 2008

MAP V ACQUISITION, INC.

 (Exact name of Company as specified in charter)

Delaware	000- 52524	43-2114545
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Map V Acquisition, Inc.
43 West 33rd Street, Suite 600
New York, NY 1001
(Address of principal executive offices) (zip code)

Copies to:
Richard A. Friedman, Esq.
Jonathan R. Shechter, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Company under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

As previously reported, on April 7, 2008, Map V Acquisition, Inc. (“Map V” or the “Company”) entered into a Share Exchange Agreement (the “Agreement”) with Vanity Holding Group, Inc. (“Vanity”), a private company formed under the laws of Delaware, and the shareholders of Vanity (the “Vanity Shareholders”) pursuant to which the Company has agreed to acquire (the “Acquisition”), subject to the satisfaction of the conditions to closing as outlined in the Agreement, all of the outstanding shares of common stock of Vanity from the Vanity Shareholders.

In connection with the Acquisition, the board of directors of the Company dismissed UHY LLP (“UHY”) as the Company’s independent registered public accounting firm.

During the two year period ended December 31, 2006, the Company has not had any disagreements with UHY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to UHY’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such years.

During the two year period ended December 31, 2006, UHY did not advise the Company that any of the events listed in Item 304 (a)(1)(Iv)(B) had occurred or should occur.

The Company has provided UHY with a copy of the above disclosures. The Company has requested UHY to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not UHY agrees with the statements made herein above and, if not, stating in which respects UHY does not agree.

On March 14, 2008, the Company engaged Drakeford & Drakeford, LLC (“Drakeford”) as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2007.

During the two year period ended December 31, 2007, and through the date of this disclosure, the Company did not consult with Drakeford regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant’s financial statements or (ii) any matter that was either the subject of a disagreement or event identified in response to (a)(1)(iv) of Item 304.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

Exhibit 16.1	Letter from UHY LLP regarding agreement with 8-K statements

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAP V ACQUISITION, INC.

Dated: April 15, 2008	By:	/s/ Steven Moskowitz
Name: Steven Moskowitz
Title: President